                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                FORM 8-K
                             CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
April 15, 1998

                        FLEET CREDIT CARD MASTER TRUST
                  (Formerly ADVANTA CREDIT CARD MASTER TRUST)
            (Exact name or Registrant as specified in its charter)

   New York            Reg. No. 33-49602-01             Not Required
(State or other          (Commission File            (I.R.S. Employer
 jurisdiction                 Number)                 Identification
of incorporation)                                         Number)

                   Fleet Bank (RI), National Association
                          Attention: Linda Morris

                             101 Gibraltar Road
                      Horsham, Pennsylvania  19044-2303

                       (Address of Owner/Servicer)

                              50 Kennedy Plaza
                                 18th Floor
                           Providence, RI  02903

                  (Address of principal executive offices)

              (215) 444-6800  (Telephone Number of Owner/Servicer)

                      (Registrant's Telephone Number)

        Items 1-4.  Inapplicable.

        Item 5.  Other Events.

Information relating to the distributions to Certificateholders for the March 1998 Monthly Period of the Trust in respect of the Floating
Rate Asset Backed Certificates, Series 1993-2, and Floating Rate Asset Backed Certificates, Series 1993-4 (the "Certificates") issued by the registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables, Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 1, 1992 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") between Fleet Bank (RI), National Association and The Chase Manhattan Bank, as Trustee. Capitalized terms not otherwise defined herein have the meanings assigned.



Effective February 20, 1998, Fleet Bank (RI), National Association assumed all of Advanta National Bank's rights and obligations under the Master Pooling and Servicing Agreement and the outstanding Series Supplements. Fleet Bank (RI), National Association became the Seller and Servicer of the Trust and the Trust's name was changed to Fleet Credit Card Master Trust.


Historically, the excess spreads for Fleet Credit Card Master Trust for the calendar month of March (reported in April) have been relatively high and the excess spreads for the calendar month of April (reported in May) have been relatively low. Fleet Credit Card Services expects the trusts to experience a similar effect in 1998. Seasonal factors cause collections on consumer credit card portfolios to be high during the calendar month of March and to be lower during the calendar month of April. Due to repricing efforts and improvements in loss performance, the levels of excess spreads are higher on a three month rolling average than the levels experienced by the trusts in 1997.


        Item 6.  Inapplicable.

        Item 7.  Financial Statements,
                Pro Forma Financial Information and Exhibits.

1. Monthly Reports for the March 1998 Monthly Period relating to the Series 1993-2, and the Series 1993-4 Floating Rate Asset Backed Certificates issued by the Fleet Credit Card Master Trust.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FLEET CREDIT CARD MASTER TRUST

                                  (Registrant)

BY:      Fleet Bank (RI), National Association
as Servicer


Date: April 15, 1998       By:    /s/ MICHAEL COCO
                                 ---------------------
                           Name:      Michael Coco
                           Title:     Vice President

                             EXHIBIT INDEX

                                                             Sequential
Exhibit                                                      Page Number
1.   Monthly Reports for the March 1998 Monthly Period            5
     relating to the Floating Rate Asset Backed Certificates,
     Series 1993-2, and the Floating Rate Asset Backed
     Certificates, Series 1993-4, issued by the Fleet Credit
     Card Master Trust.